UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
       CURRENT REPORT

Pursuant to Section 13 or 15(D) of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): February 2, 2009

FORTRESS FINANCIAL GROUP, INC.
 (Exact name of registrant as specified in charter)

Wyoming
(State or other Jurisdiction of Incorporation or Organization)

000-24262 (Commission File Number)	1903 60th Place E, Suite M2240 Bradenton, Florida 34203	91-1363905 (IRS Employer Identification No.)
(Address of Principal Executive Offices and zip code)

(954) 840-6961
(Registrant's telephone
number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

The Company has secured an initial interest free loan in the amount of US$500,000 (Five hundred thousand Dollars) to be used solely for the repurchase of shares of the Company's Common Stock. The Lender has indicated that it is prepared to increase the size of this Loan at its discretion. The Lender has advanced these funds to facilitate the acquisition of the Uranium Mining & Exploration Properties consummated by the Company on February 2, 2009.

The Company undertakes not to repurchase any shares of its Common Stock until after the "Record Date" of its Extraordinary Dividend so as not to delay that process.

All shares of the Company's Common Stock repurchased will be cancelled.

The Company's first stock repurchase and cancellation plan in 2008, resulted in the Company cancelling 27,588,472,240 shares of its Common Stock in that year.

The Company has an amount of 31,562,377,817 outstanding shares of Common Stock as at February 2, 2009. As previously stated, the Company is cancelling an amount of 4,500,000,000 restricted shares of its Common Stock issued to Alan Santini, Jack Chang and to Leslie Smiedt, in lieu of "Sign On Bonuses".

The Company will have an amount of  27,062,377,817 shares of outstanding shares of Common Stock prior to these further stock repurchases.

Terms and Conditions of the Loan:

1.           The Loan is interest free.

2.	A fee of 10% of the amount advanced by the Lender is to be settled through the issue of restricted shares of the Company's shares of Common Stock at a price of US$0.0005 per share on April 15, 2009.

3.	The Loan is unsecured as the Company has the right to settle the Loan through the issue of its shares of Common Stock as detailed in paragraph 5 hereof.

4.           The Loan is due to be settled in full on December 1, 2009.

5.
The Company may elect to settle the Loan in cash at the due date; or may elect to settle the Loan in full through the issue of restricted shares of the Company's Common Stock at a price of US$0.0005 per share of the Company's Common Stock. Should the Company elect to settle the Loan on due date through an issue of restricted shares of the Company's Common Stock, instead of in cash, the Company is obliged to issue an additional amount of restricted shares of its Common Stock in the amount of 15% (Fifteen percent) of the amount of the Loan, these restricted shares of the Company's Common Stock if issued by the Company, will not be issued at a price of less than US$0.0005 per share of the Company's Common Stock.

ITEM 9.01                         FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired.

Not Applicable

(b)	Pro Forma Financial Information.

Not Applicable

(c)	Exhibits

None.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortress Financial Group, Inc.

Date: February 2, 2009	By:	/s/ Alan Santini
Alan Santini
Company Secretary